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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                    FORM 8-A

               For Registration of Certain Classes of Securities
                    Pursuant to Section 12(b) or (g) of the
                        Securities Exchange Act of 1934

                        ICF KAISER INTERNATIONAL, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

               Delaware                                  541437073
---------------------------------------     ------------------------------------
(State or Incorporation or Organization     (I.R.S. Employer Identification No.)

                  9300 Lee Highway, Fairfax, Virginia  22031
                  -------------------------
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                    (Address of principal executive offices)

Securities to be registered pursuant to Section 12(b) of the Act:

                                                   Name of each exchange
          Title of each class                      On which each class is
          To be so registered                        To be registered
Convertible Redeemable Preferred Stock,            New York Stock Exchange
$.01 par value per share


If this Form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. X

If this Form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [ ]

Securities Act registration statement file number to which this form relates:
333-82643

Securities to be registered pursuant to Section 12(g) of the Act:

                                   None
                                   ----
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                                (Title of Class)

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ITEM 1.   DESCRIPTION OF SECURITIES TO BE REGISTERED.

     A description of the Convertible Redeemable Preferred Stock, $.01 par value per share of ICF Kaiser International, Inc. (the "Company") satisfying the requirements of Item 202 of Regulation S-K is incorporated into this Registration Statement by reference to the description set forth under "Description of Convertible Preferred Stock" in the Company's registration statement on Form S-4 (File No. 333-82643) that was declared effective on October 1, 1999.

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Item 2.   EXHIBITS.

                    Exhibit No.                              Description
                    -----------                              -----------

                         1                                   Restated Certificate of Incorporation of ICF Kaiser
                                                             Inc. (restated through June 26, 1993) (Incorporated
                                                             by reference to Exhibit No. 3(a) to Quarterly Report
                                                             on Form 10-Q (Registrant No. 1-12248) for the second
                                                             quarter of fiscal 1994 filed with the Commission on
                                                             October 15, 1993)

                         2                                   Amended and Restated By-laws of ICF Kaiser
                                                             International, Inc. (as amended through June 23,
                                                             1995) (Incorporated by reference to Exhibit No. 3(b)
                                                             to Quarterly Report on Form 10-Q (Registrant No.
                                                             1-12248) for the second quarter of fiscal 1995 filed
                                                             with the Commission on October 13, 1995)

                         3                                   Indenture dated as of January 11, 1994, between ICF
                                                             Kaiser International, Inc. and The Bank of New York,
                                                             as Trustee (Incorporated by reference to Exhibit No.
                                                             4(a) to Quarterly Report on Form 10-Q (Registrant No.
                                                             1-12248) for the third quarter of fiscal 1994 filed
                                                             with the Commission on January 14, 1994)

                        4(a)                                 First Supplemental Indenture dated as of February 17,
                                                             1995 (Incorporated by reference to Exhibit No.
                                                             4(a)(1) to Annual Report on Form 10-K (Registrant No.
                                                             1-12248) for fiscal year 1995 filed with the
                                                             Commission on May 23, 1995)

                        4(b)                                 Second Supplemental Indenture dated September 1, 1995
                                                             (Incorporated by reference to Exhibit No. 4(a)(2) to
                                                             Registration Statement on Form S-1 Registration No.
                                                             33-64655 filed with the Commission on November 30,
                                                             1995)

                        4(c)                                 Third Supplemental Indenture dated October 20, 1995
                                                             (Incorporated by reference to Exhibit No. 4(a)(3) to
                                                             Registration Statement on Form S-1 Registration No.
                                                             33-64655 filed with the Commission on November 30,
                                                             1995)

                        4(d)                                 Fourth Supplemental Indenture dated as of March 8,
                                                             1996 (Incorporated by reference to Exhibit No.
                                                             4(a)(4) to Transition Report on Form 10-K (Registrant
                                                             No. 1-12248) for the transition period from March 1,
                                                             1995 to December 31, 1995 filed with the Commission
                                                             on March 29, 1996)

                        4(e)                                 Fifth Supplemental Indenture dated as of June 24,
                                                             1996 (Incorporated by reference to Exhibit No.
                                                             4(a)(5) to Registration Statement on Form S-1

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
                                                             Registration No. 333-16937 filed with the Commission
                                                             on November 27, 1996)

                        4(f)                                 Sixth Supplemental Indenture dated as of December 3,
                                                             1997 (Incorporated by reference to Exhibit No.
                                                             4(a)(6) to Annual Report on Form 10-K (Registrant No.
                                                             1-12248) for fiscal year 1997 filed with the
                                                             Commission on March 31, 1998)

                        4(g)                                 Seventh Supplemental Indenture dated as of August 13,
                                                             1998 (Incorporated by reference to Exhibit No.
                                                             4(a)(7) to Quarterly Report on Form 10-Q (Registrant
                                                             No. 1-12248) for the third quarter of fiscal 1997
                                                             filed with the Commission on November 16, 1998)

                        4(h)                                 Eighth Supplemental Indenture dated as of April 9,
                                                             1999 (Incorporated by reference to Exhibit No.
                                                             4(a)(8) to Quarterly Report on Form 10-Q (Registrant
                                                             No. 1-12248) for the first quarter of fiscal 1999
                                                             filed with the Commission on May 17, 1999)

                        4(i)                                 Ninth Supplemental Indenture dated as of June 25,
                                                             1999 (Incorporated by reference to Exhibit No.
                                                             4(a)(9) to Amendment No. 3 to Registration Statement
                                                             on Form S-4 Registration No. 333-82643 filed with the
                                                             Commission on October 1, 1999)

                        4(j)                                 Form on Tenth Supplemental Indenture with respect to
                                                             the 12% Senior Subordinated Notes due 2003
                                                             (Incorporated by reference to Exhibit No. 4(a)(10) to
                                                             Registration Statement on Form S-4 Registration No.
                                                             333-82643 filed with the Commission on October 1,
                                                             1999)

                         5                                   Form of 12% Senior Subordinated Note due 2003
                                                             (Incorporated by reference to Exhibit No. 4(b) to
                                                             Quarterly Report on Form 10-Q (Registrant No.
                                                             1-12248) for the third quarter of fiscal 1994 filed
                                                             with the Commission on January 14, 1994)

                         6                                   Rights Agreement, dated as of January 13, 1992,
                                                             between ICF Kaiser International, Inc. and Office of
                                                             the Secretary, ICF Kaiser International, Inc. as
                                                             Rights Agent, including (1) Form of Certificate of
                                                             Designations of Series 4 Junior Preferred Stock; (2)
                                                             Form of Rights Certificate; and (3) Summary of Rights
                                                             to Purchase Preferred Stock (Incorporated by
                                                             reference to Exhibit No. 4(h) to Quarterly Report on
                                                             Form 10-Q (Registrant No. 0-18025) for the third
                                                             quarter of fiscal 1992 filed with the Commission on
                                                             January 14, 1992)

                         7                                   Warrant Agreement dated as of December 23, 1996,
                                                             between ICF Kaiser International, Inc. and The Bank

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
                                                             of New York, as Warrant Agent (Incorporated by
                                                             reference to Exhibit No. 4(j) to Registration
                                                             Statement on Form S-1 Registration No. 333-19519
                                                             filed with the Commission on January 10, 1997)

                         8                                   Form of Warrant expiring December 31, 1999 issued
                                                             under Warrant Agreement dated as of December 23, 1996
                                                             (Incorporated by reference to Exhibit No. 4(k) to
                                                             Registration Statement on Form S-1 Registration No.
                                                             333-19519 filed with the Commission on January 10,
                                                             1997)

                         9                                   Form of Certificate of Designation regarding
                                                             Redeemable Convertible Preferred Stock (Incorporated
                                                             by reference to Exhibit No. 4(h) to Amendment No. 3
                                                             to Registration Statement on Form S-4 Registration
                                                             No. 333-82643 filed with the Commission on October 1,
                                                             1999)

                         10                                  Form of Indenture regarding 12% Senior Notes due 2002
                                                             (Incorporated by reference to Exhibit No. 4(j) to
                                                             Amendment No. 3 to Registration Statement on Form S-4
                                                             Registration No. 333-82643 filed with the Commission
                                                             on October 1, 1999)


                                   SIGNATURE

Pursuant to be requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                                               ICF KAISER INTERNATIONAL, INC.


Date:  November 24, 1999                                       By:     /s/ Timothy P. O'Connor
                                                                       -------------------------------------------
                                                               Name:   Timothy P. O'Connor
                                                                       -------------------------------------------
                                                               Title:  Executive Vice President, Chief Financial
                                                                       -------------------------------------------
                                                                       Officer and Chief Administrative Officer
                                                                       -------------------------------------------
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                                 EXHIBIT INDEX

                    Exhibit No.                              Description
                    -----------                              -----------
                         1                                   Restated Certificate of Incorporation of ICF Kaiser
                                                             Inc. (restated through June 26, 1993) (Incorporated
                                                             by reference to Exhibit No. 3(a) to Quarterly Report
                                                             on Form 10-Q (Registrant No. 1-12248) for the second
                                                             quarter of fiscal 1994 filed with the Commission on
                                                             October 15, 1993)

                         2                                   Amended and Restated By-laws of ICF Kaiser
                                                             International, Inc. (as amended through June 23,
                                                             1995) (Incorporated by reference to Exhibit No. 3(b)
                                                             to Quarterly Report on Form 10-Q (Registrant No.
                                                             1-12248) for the second quarter of fiscal 1995 filed
                                                             with the Commission on October 13, 1995)

                         3                                   Indenture dated as of January 11, 1994, between ICF
                                                             Kaiser International, Inc. and The Bank of New York,
                                                             as Trustee (Incorporated by reference to Exhibit No.
                                                             4(a) to Quarterly Report on Form 10-Q (Registrant No.
                                                             1-12248) for the third quarter of fiscal 1994 filed
                                                             with the Commission on January 14, 1994)

                        4(a)                                 First Supplemental Indenture dated as of February 17,
                                                             1995 (Incorporated by reference to Exhibit No.
                                                             4(a)(1) to Annual Report on Form 10-K (Registrant No.
                                                             1-12248) for fiscal year 1995 filed with the
                                                             Commission on May 23, 1995)

                        4(b)                                 Second Supplemental Indenture dated September 1, 1995
                                                             (Incorporated by reference to Exhibit No. 4(a)(2) to
                                                             Registration Statement on Form S-1 Registration No.
                                                             33-64655 filed with the Commission on November 30,
                                                             1995)

                        4(c)                                 Third Supplemental Indenture dated October 20, 1995
                                                             (Incorporated by reference to Exhibit No. 4(a)(3) to
                                                             Registration Statement on Form S-1 Registration No.
                                                             33-64655 filed with the Commission on November 30,
                                                             1995)

                        4(d)                                 Fourth Supplemental Indenture dated as of March 8,
                                                             1996 (Incorporated by reference to Exhibit No.
                                                             4(a)(4) to Transition Report on Form 10-K (Registrant
                                                             No. 1-12248) for the transition period from March 1,
                                                             1995 to December 31, 1995 filed with the Commission
                                                             on March 29, 1996)

                        4(e)                                 Fifth Supplemental Indenture dated as of June 24,
                                                             1996 (Incorporated by reference to Exhibit No.
                                                             4(a)(5) to Registration Statement on Form S-1
                                                             Registration No. 333-16937 filed with the

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
                                                             Commission on November 27, 1996)

                        4(f)                                 Sixth Supplemental Indenture dated as of December 3,
                                                             1997 (Incorporated by reference to Exhibit No.
                                                             4(a)(6) to Annual Report on Form 10-K (Registrant No.
                                                             1-12248) for fiscal year 1997 filed with the
                                                             Commission on March 31, 1998)

                        4(g)                                 Seventh Supplemental Indenture dated as of August 13,
                                                             1998 (Incorporated by reference to Exhibit No.
                                                             4(a)(7) to Quarterly Report on Form 10-Q (Registrant
                                                             No. 1-12248) for the third quarter of fiscal 1997
                                                             filed with the Commission on November 16, 1998)

                        4(h)                                 Eighth Supplemental Indenture dated as of April 9,
                                                             1999 (Incorporated by reference to Exhibit No.
                                                             4(a)(8) to Quarterly Report on Form 10-Q (Registrant
                                                             No. 1-12248) for the first quarter of fiscal 1999
                                                             filed with the Commission on May 17, 1999)

                        4(i)                                 Ninth Supplemental Indenture dated as of June 25,
                                                             1999 (Incorporated by reference to Exhibit No.
                                                             4(a)(9) to Amendment No. 3 to Registration Statement
                                                             on Form S-4 Registration No. 333-82643 filed with the
                                                             Commission on October 1, 1999)

                        4(j)                                 Form on Tenth Supplemental Indenture with respect to
                                                             the 12% Senior Subordinated Notes due 2003
                                                             (Incorporated by reference to Exhibit No. 4(a)(10) to
                                                             Registration Statement on Form S-4 Registration No.
                                                             333-82643 filed with the Commission on October 1,
                                                             1999)

                         5                                   Form of 12% Senior Subordinated Note due 2003
                                                             (Incorporated by reference to Exhibit No. 4(b) to
                                                             Quarterly Report on Form 10-Q (Registrant No.
                                                             1-12248) for the third quarter of fiscal 1994 filed
                                                             with the Commission on January 14, 1994)

                         6                                   Rights Agreement, dated as of January 13, 1992,
                                                             between ICF Kaiser International, Inc. and Office of
                                                             the Secretary, ICF Kaiser International, Inc. as
                                                             Rights Agent, including (1) Form of Certificate of
                                                             Designations of Series 4 Junior Preferred Stock; (2)
                                                             Form of Rights Certificate; and (3) Summary of Rights
                                                             to Purchase Preferred Stock (Incorporated by
                                                             reference to Exhibit No. 4(h) to Quarterly Report on
                                                             Form 10-Q (Registrant No. 0-18025) for the third
                                                             quarter of fiscal 1992 filed with the Commission on
                                                             January 14, 1992)

                         7                                   Warrant Agreement dated as of December 23, 1996,
                                                             between ICF Kaiser International, Inc. and The Bank
                                                             of New York, as Warrant Agent (Incorporated by

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
                                                             reference to Exhibit No. 4(j) to Registration
                                                             Statement on Form S-1 Registration No. 333-19519
                                                             filed with the Commission on January 10, 1997)

                         8                                   Form of Warrant expiring December 31, 1999 issued
                                                             under Warrant Agreement dated as of December 23, 1996
                                                             (Incorporated by reference to Exhibit No. 4(k) to
                                                             Registration Statement on Form S-1 Registration No.
                                                             333-19519 filed with the Commission on January 10,
                                                             1997)

                         9                                   Form of Certificate of Designation regarding
                                                             Redeemable Convertible Preferred Stock (Incorporated
                                                             by reference to Exhibit No. 4(h) to Amendment No. 3
                                                             to  Registration Statement on Form S-4 Registration
                                                             No. 333-82643 filed with the Commission on October 1,
                                                             1999)

                         10                                  Form of Indenture regarding 12% Senior Notes due 2002
                                                             (Incorporated by reference to Exhibit No. 4(j) to
                                                             Amendment No. 3 to Registration Statement on Form S-4
                                                             Registration No. 333-82643 filed with the Commission
                                                             on October 1, 1999)

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